SUMMARY PROSPECTUS March 1, 2019
TREMX TTEEX	T. ROWE PRICE Emerging Europe Fund Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2019, as amended or supplemented, and Statement of Additional Information, dated March 1, 2019, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

SUMMARY	1

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)[a]	2.00%	2.00%

Maximum account fee	$20 [b]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.04%	1.04%

Distribution and service (12b-1) fees	—	—

Other expenses	0.58	0.26 [d]

Total annual fund operating expenses	1.62	1.30

Fee waiver/expense reimbursement[c]	(0.20)	(0.21) [d]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.42	1.09 [d]

a Effective April 1, 2019, the fund will no longer assess a redemption fee on any redemption from the fund (or exchange out of the fund), regardless of how long the shares were held.

b Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

c As a result of class-specific expense limitations, T. Rowe Price Associates, Inc. waived fund-level expenses ratably across all classes.

d T. Rowe Price Associates, Inc., has agreed (through February 28, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may be terminated at any time beyond February 28, 2021, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

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Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$145	$471	$843	$1,887
I Class	111	370	672	1,530

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 41.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in the emerging markets of Europe, including Eastern Europe and the former Soviet Union. For purposes of determining whether the fund invests at least 80% of its net assets in emerging European countries, the fund relies on MSCI Inc. to determine which countries are considered emerging markets and relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. The fund considers frontier markets to be a subset of emerging markets, and any investments in frontier markets will be counted toward the fund’s 80% investment policy. The fund expects to primarily invest in common stocks of companies located (or with primary operations) in emerging markets of Europe. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Romania, Russia, and Turkey.

• Others: Bulgaria, Croatia, Estonia, Georgia, Latvia, Lithuania, Slovakia, Slovenia, and Ukraine.

The emerging European investable universe, due to its limited geographic scope and less developed markets, tends to rely heavily on the success of certain industries and sectors. As a result, the fund may invest up to 35% of its net assets in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market (currently the MSCI Emerging Markets Europe Index).

SUMMARY	3

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single company and own more of the company’s voting securities than is permissible for a “diversified” fund. The fund may purchase the stocks of companies of any size.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. The fund may invest significantly in the banking industry and energy sector. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Risks of stock investing Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

International investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose

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value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risks The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to the fund’s investments, and less efficient trading markets with lower overall liquidity.

Frontier markets, considered by the fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, have less mature markets and settlement practices, and can have lower trading volumes that could lead to greater price volatility and illiquidity.

Geographic concentration risks Because the fund concentrates its investments in a particular geographic region, the fund’s performance is closely tied to the social, political, and economic conditions within that region. Political developments and changes in regulatory, tax, or economic policy in particular countries within the region could significantly affect the markets in those countries as well as the entire region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

The European financial markets have been experiencing increased volatility due to concerns over rising government debt levels of several European countries, and these events may continue to significantly affect all of Europe. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and a disorderly exit by the United Kingdom from the European Union.

While these events may continue to significantly affect both developed and emerging countries throughout Europe, emerging European countries continue to be more susceptible to political turmoil as their economies continue to develop. In addition, the fund typically invests a large portion of its assets in companies located or with primary operations in Russia. The fund’s heavy exposure to one country subjects the fund to a higher degree of risk, in comparison to similar regional funds investing across emerging Europe, that adverse developments in a single country will have a significant impact on its performance. The Russian economy is susceptible to declines in the production and sales of oil, government intervention, and corruption. Investing in Russia also involves risks relating to the settlement and ownership rights associated with holding Russian securities and the threat that sanctions could significantly impact the Russian economy.

SUMMARY	5

Various sanctions have been instituted against Russia by the U.S., the regulatory bodies of certain other countries, and the European Union. These sanctions and the threat of additional sanctions could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Broader sanctions targeting specific Russian issuers or sectors of the Russian economy could prohibit the fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or any retaliatory action by Russia could require the fund to freeze its existing investments in Russian companies, which could prohibit the fund from selling these investments and potentially impact the fund’s liquidity. Since the fund has significant exposure to Russian securities, these geopolitical actions could impair the fund’s ability to invest in accordance with its investment program.

Nondiversification risks As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Investment style risks Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Industry risks Because the fund may invest significantly in any industry that accounts for more than 20% of the emerging European market, the fund is more susceptible to adverse developments affecting such industries and may perform poorly during a downturn in one of the industries that are heavily represented in emerging Europe. For example, the fund may at times invest heavily in banks and other financial companies or in energy-related companies. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults. The oversight of banks in emerging markets may be ineffective and underdeveloped relative to more mature markets. In particular for emerging markets, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict. In addition, companies in the energy sector can be adversely affected by political, regulatory, and economic factors including fluctuations in energy prices and the supply-and-demand of energy fuels. Such companies are also at risk of being negatively impacted by natural disasters or becoming subject to environmental damage claims.

Market capitalization risks Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

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Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Inventor Class. Returns for other share classes vary since they have different expenses.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	7

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						08/31/2000
Returns before taxes	-14.44%	-6.39%	6.52%	—%
Returns after taxes on distributions	-14.73	-6.56	6.46	—
Returns after taxes on distributions
and sale of fund shares	-7.74	-4.49	5.56	—
I Class						03/06/2017
Returns before taxes	-14.18	—	—	1.77

MSCI Emerging Markets Europe Index Net (reflects no deduction for fees or expenses)[a]
	-11.90	-4.47	4.55	2.73	[b]
MSCI Emerging Markets Europe Index (reflects no deduction for fees, expenses, or taxes)
	-11.22	-3.83	5.16	3.55	[b]
Lipper Emerging Markets Funds Average
	-16.27	0.37	7.53	2.16	[c]

a Effective July 1, 2018, the MSCI Emerging Markets Europe Index Net replaced the MSCI Emerging Markets Europe Index as the fund’s primary benchmark. The new index assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid; as such, the returns of the new benchmark are more representative of the returns experienced by investors in foreign issuers.

b Return since 3/6/17.

c Return since 2/28/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Subadviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Ulle Adamson	Chairman of Investment Advisory Committee	2015	2002

Purchase and Sale of Fund Shares

The fund (other than the I Class) generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial

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intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for customers of intermediaries, certain retirement plans, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F131-045 3/1/19